UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

GLOBAL LIGHTS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41865	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Room 902, Unit 1, 8th Floor, Building 5 No. 201, Tangli Road Chaoyang District, Beijing 100123 The People’s Republic of China
(Address of principal executive offices)

+86 10-5948-0786

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	GLACU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	GLAC	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-sixth of one Ordinary Share	GLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2023, the Registration Statement on Form S-1 (File No. 333-274645) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Global Lights Acquisition Corp (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 16, 2023 the Company consummated the IPO of 6,900,000 units (including 900,000 units issued upon the full exercise of the over-allotment option) (the “Units”). Each Unit consists of one ordinary share, $0.0001 par value per share (the “Ordinary Shares”), and one right (the “Right”), each one Right entitling the holder thereof to exchange for one-sixth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $69,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 350,000 units (the “Private Units”) to the Company’s sponsor, Carbon Neutral Holdings Inc. (the “Sponsor”). Each Private Unit consists of one Ordinary Share and one right (the “Private Rights”). The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,500,000. The Private Units are identical to the Units sold in the IPO, subject to limited exceptions as further described in the Registration Statement.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated November 13, 2023, between the Company and Chardan Capital Markets, LLC, the representative of the underwriters of the IPO (the “Representative”);

●	a Rights Agreement, dated November 13, 2023, between the Company and Company and Continental Stock Transfer & Trust Company (“CST”), as rights agent;

●	a Private Units Purchase Agreement, dated November 13, 2023, between the Company and the Sponsor;

●	an Investment Management Trust Agreement, dated November 13, 2023, between the Company and CST, as trustee;

●	a Registration Rights Agreement, dated November 13, 2023, between the Company and the Sponsor;

●	a Letter Agreement, dated November 13, 2023, between the Company, the Sponsor and the officers and directors of the Company;

●	an Indemnity Agreement, dated November 13, 2023, among the Company and the officer and directors of the Company; and

●	an Administrative Service Agreement, dated November 13, 2023, between the Company and the Sponsor.

The Underwriting Agreement is included as Exhibit 1.1, the Rights Agreement is included as Exhibit 4.1, the Private Units Purchase Agreement, Investment Management Trust Agreement, the Registration Rights Agreement, the Letter Agreement, the Indemnity Agreement and the Administrative Service Agreement are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, hereto, and each of such exhibits is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 350,000 Private Units to the Sponsor at a purchase price of $10.00 per unit, generating gross proceeds to the Company of $3,500,000. The Private Units are identical to the Units issued in the IPO, subject to limited exceptions as further described in the Registration Statement. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on November 13, 2023, in connection with the effectiveness of the Registration Statement, Messrs. Chengzhong Li, Jincheng Ma and Rongyu Chi became directors of the Company.

The board has determined that each of Messrs. Chengzhong Li, Jincheng Ma and Rongyu Chi are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Chengzhong Li qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Messrs. Chengzhong Li, Jincheng Ma and Rongyu Chi will serve as members of the audit committee, with Mr. Chengzhong Li serving as chair of the audit committee.

The Company will reimburse the officers and directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to the Memorandum and Articles of Association.

On November 10, 2023, the Company adopted and filed its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $69,345,000 from the proceeds of the IPO and the sale of the Private Units (net of transaction expenses and working capital but including $2,415,000 of the underwriter’s deferred underwriting fee pursuant to the Underwriting Agreement) were placed in the trust account. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Units held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination by November 16, 2024 (or up to May 16, 2025, if extended) and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination by November 16, 2024 (or up to May 16, 2025 if extended), subject to applicable law.

On November 14, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 16, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated November 13, 2023, by and between the Registrant and Chardan Capital Markets, LLC, as the representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association, dated November 10, 2023.

4.1	Rights Agreement, dated November 13, 2023, between the Registrant and Continental Stock Transfer & Trust Company, as rights agent.

10.1	The Private Units Purchase Agreement dated November 13, 2023, between the Registrant and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 13, 2023, between the Registrant and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 13, 2023, between the Registrant and the Sponsor.

10.4	Letter Agreement, dated November 13, 2023, among the Registrant, the Sponsor and officers and directors of the Company.

10.5	Form of the Indemnity Agreement, between the Registrant and the officers and directors of the Registrant.

10.6	Administrative Service Agreement, dated November 13, 2023, between the Registrant and the Sponsor.

99.1	Press Release, dated November 14, 2023.

99.2	Press Release, dated November 16, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Lights Acquisition Corp

	By:	/s/ Zhizhuang Miao
	Name:	Zhizhuang Miao
	Title:	Chief Executive Officer

Date: November 16, 2023